Columbia Funds Series Trust I - Annual N-
SAR report for the period ending 8/31/10

Columbia Balanced Fund
Columbia Conservative High Yield Fund
Columbia Federal Securities Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia Mid Cap Growth Fund
Columbia Oregon Intermediate Municipal
Bond Fund
Columbia Small Cap Growth Fund I
Columbia Strategic Investor Fund
Columbia Technology Fund
 (the "Funds")

____________________________________
____________________________________
_

Item 77B - Report of Independent
Registered Public Accounting Firm

To the Trustees and Shareholders of
Columbia Funds Series Trust I

In planning and performing our audits of the financial statements of the
Columbia International Stock Fund,
Columbia Small Cap Growth Fund I,
Columbia Technology Fund, Columbia
Balanced Fund, Columbia Oregon
Intermediate Municipal Bond Fund,
Columbia Conservative High Yield Fund,
Columbia Strategic Investor Fund,
Columbia Federal Securities Fund, and
Columbia Greater China Fund (each a series of Columbia Funds Series Trust
I and hereafter collectively referred to as the "Funds") as of and for the year ended August 31, 2010, in accordance with the standards of the Public Company Accounting Oversight
Board (United States), we considered
the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the
Funds' internal control over financial
reporting.  Accordingly, we do not
express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.
A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when
the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company
Accounting Oversight Board
(United States).  However, we noted no
deficiencies in the Funds'
internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be material weaknesses as defined above as of August
31, 2010.


This report is intended solely for the
information and use of management
and the Board of Trustees of the Funds and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.



/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010


Item 77C - Matters submitted to a vote of security holders:

Columbia International Stock Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
395,230,055   5,843,489            4,314,261
56,207,166

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
391,713,558   9,492,158           4,181,991
56,207,266

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                    Votes For            Votes
Withheld      Abstentions
John D. Collins         30,977,072,412
859,827,038             0
Rodman L. Drake      30,951,179,004
885,720,446            0
Douglas A. Hacker   30,989,793,279
847,106,171            0
Janet Langford Kelly 30,999,020,814
837,878,636            0
William E. Mayer        16,291,139,483
15,545,759,967           0
Charles R. Nelson     30,997,700,700
839,198,750            0
John J. Neuhauser    30,988,095,661
848,803,789           0
Jonathon Piel            30,968,801,048
868,098,402           0
Patrick J. Simpson    30,999,065,030
837,834,420            0
Anne-Lee Verville    30,996,227,913
840,671,537            0


Columbia Mid Cap Growth Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For          Votes Against
Abstentions     Broker Non-Votes
822,958,277           20,857,684
13,297,183        54,614,719

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For      Votes Against      Abstentions
Broker Non-Votes
773,221,440     70,365,865        13,525,597
54,614,961

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                  Votes For               Votes
Withheld     Abstentions
John D. Collins           30,977,072,412
859,827,038             0
Rodman L. Drake       30,951,179,004
885,720,446             0
Douglas A. Hacker     30,989,793,279
847,106,171             0
Janet Langford Kelly  30,999,020,814
837,878,636              0
William E. Mayer         16,291,139,483
15,545,759,967              0
Charles R. Nelson      30,997,700,700
839,198,750               0
John J. Neuhauser     30,988,095,661
848,803,789                0
Jonathon Piel             30,968,801,048
868,098,402                0
Patrick J. Simpson     30,999,065,030
837,834,420                0
Anne-Lee Verville     30,996,227,913
840,671,537               0


Columbia Small Cap Growth Fund I

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
 Investments, LLC) (CMIA) was approved
as follows:

Votes For     Votes Against    Abstentions
Broker Non-Votes
487,572,444   4,546,446           5,257,215
85,295,082

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
480,457,106   11,812,912         5,106,039
85,295,129

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                        Votes For          Votes
Withheld         Abstentions
John D. Collins           30,977,072,412
859,827,038                 0
Rodman L. Drake        30,951,179,004
885,720,446                0
Douglas A. Hacker     30,989,793,279
847,106,171                0
Janet Langford Kelly  30,999,020,814
837,878,636                 0
William E. Mayer         16,291,139,483
15,545,759,967                0
Charles R. Nelson     30,997,700,700
839,198,750                0
John J. Neuhauser    30,988,095,661
848,803,789                0
Jonathon Piel            30,968,801,048
868,098,402                0
Patrick J. Simpson   30,999,065,030
837,834,420                0
Anne-Lee Verville   30,996,227,913
840,671,537                 0


 Columbia Technology Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
The proposals were voted
on at an adjourned meeting of shareholders held on March 31, 2010.
The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For       Votes Against     Abstentions
Broker Non-Votes
114,432,045     19,526,616       3,477,738
23,057,672

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
108,948,769  25,313,870        3,170,710
23,057,722

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                    Votes For        Votes
Withheld      Abstentions
John D. Collins           30,977,072,412
859,827,038             0
Rodman L. Drake       30,951,179,004
885,720,446             0
Douglas A. Hacker    30,989,793,279
847,106,171            0
Janet Langford Kelly  30,999,020,814
837,878,636            0
William E. Mayer         16,291,139,483
15,545,759,967           0
Charles R. Nelson      30,997,700,700
839,198,750           0
John J. Neuhauser     30,988,095,661
848,803,789           0
Jonathon Piel             30,968,801,048
868,098,402           0
Patrick J. Simpson     30,999,065,030
837,834,420           0
Anne-Lee Verville     30,996,227,913
840,671,537           0



Columbia Balanced Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For           Votes Against
Abstentions    Broker Non-Votes
130,285,696          5,510,557
6,550,823      18,486,101

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
126,680,765     9,019,160       6,646,887
18,486,363

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                      Votes For    Votes
Withheld    Abstentions
John D. Collins           30,977,072,412
859,827,038         0
Rodman L. Drake       30,951,179,004
885,720,446         0
Douglas A. Hacker    30,989,793,279
847,106,171        0
Janet Langford Kelly  30,999,020,814
837,878,636        0
William E. Mayer         16,291,139,483
15,545,759,967       0
Charles R. Nelson      30,997,700,700
839,198,750       0
John J. Neuhauser    30,988,095,661
848,803,789        0
Jonathon Piel            30,968,801,048
868,098,402       0
Patrick J. Simpson    30,999,065,030
837,834,420       0
Anne-Lee Verville     30,996,227,913
840,671,537        0



Columbia Oregon Intermediate Municipal
Bond Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
276,247,987   25,270,610      13,658,490
27,909,644

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
263,609,745    36,179,487      15,387,917
27,909,582

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                        Votes For       Votes
Withheld     Abstentions
John D. Collins           30,977,072,412
859,827,038            0
Rodman L. Drake       30,951,179,004
885,720,446           0
Douglas A. Hacker     30,989,793,279
847,106,171           0
Janet Langford Kelly  30,999,020,814
837,878,636           0
William E. Mayer        16,291,139,483
15,545,759,967           0
Charles R. Nelson     30,997,700,700
839,198,750            0
John J. Neuhauser     30,988,095,661
848,803,789            0
Jonathon Piel             30,968,801,048
868,098,402             0
Patrick J. Simpson    30,999,065,030
837,834,420            0
Anne-Lee Verville     30,996,227,913
840,671,537             0


Columbia Conservative High Yield Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
446,764,717     5,661,067          7,250,990
92,909,660

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
403,030,568  49,938,253          6,707,879
92,909,734

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                   Votes For         Votes
Withheld       Abstentions
John D. Collins           30,977,072,412
859,827,038               0
Rodman L. Drake       30,951,179,004
885,720,446               0
Douglas A. Hacker    30,989,793,279
847,106,171              0
Janet Langford Kelly  30,999,020,814
837,878,636              0
William E. Mayer         16,291,139,483
15,545,759,967              0
Charles R. Nelson     30,997,700,700
839,198,750               0
John J. Neuhauser    30,988,095,661
848,803,789               0
Jonathon Piel            30,968,801,048
868,098,402              0
Patrick J. Simpson    30,999,065,030
837,834,420              0
Anne-Lee Verville    30,996,227,913
840,671,537               0



Columbia Strategic Investor Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For      Votes Against     Abstentions
Broker Non-Votes
381,035,626     21,973,786       15,767,912
49,616,691

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
367,023,918    36,233,132       15,520,226
49,616,739

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                        Votes For     Votes
Withheld    Abstentions
John D. Collins           30,977,072,412
859,827,038           0
Rodman L. Drake       30,951,179,004
885,720,446           0
Douglas A. Hacker    30,989,793,279
847,106,171           0
Janet Langford Kelly  30,999,020,814
837,878,636            0
William E. Mayer         16,291,139,483
15,545,759,967           0
Charles R. Nelson      30,997,700,700
839,198,750            0
John J. Neuhauser     30,988,095,661
848,803,789           0
Jonathon Piel             30,968,801,048
868,098,402           0
Patrick J. Simpson    30,999,065,030
837,834,420           0
Anne-Lee Verville    30,996,227,913
840,671,537           0


Columbia Federal Securities Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
Proposal 1 and Proposal 2
were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31,
2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
328,879,250   11,413,698        13,206,489
99,709,185

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against    Abstentions
Broker Non-Votes
320,244,257    20,222,697     13,032,397
99,709,271

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                      Votes For     Votes
Withheld     Abstentions
John D. Collins           30,977,072,412
859,827,038          0
Rodman L. Drake       30,951,179,004
885,720,446           0
Douglas A. Hacker    30,989,793,279
847,106,171          0
Janet Langford Kelly  30,999,020,814
837,878,636          0
William E. Mayer         16,291,139,483
15,545,759,967          0
Charles R. Nelson      30,997,700,700
839,198,750           0
John J. Neuhauser    30,988,095,661
848,803,789           0
Jonathon Piel            30,968,801,048
868,098,402           0
Patrick J. Simpson    30,999,065,030
837,834,420          0
Anne-Lee Verville     30,996,227,913
840,671,537          0


Columbia Greater China Fund

On March 3, 2010, a special meeting of
shareholders of Columbia Funds
Series Trust I was held to consider the
approval of several proposals
listed in the proxy statement for the meeting.
The proposals were voted
on at an adjourned meeting of shareholders held on March 31, 2010. The results of shareholder meeting are as follows:

Proposal 1:  A proposed Investment
Management Services Agreement with
Columbia Management Investment
Advisers, LLC (formerly, RiverSource
Investments, LLC) (CMIA) was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
128,906,115   5,919,332           4,538,940
42,544,412

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For     Votes Against     Abstentions
Broker Non-Votes
123,120,565   11,503,202        4,740,627
42,544,405

Proposal 3:  Each of the nominees for
trustees was elected to the Trust's
Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next
meeting of shareholders called for
the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

Trustee                     Votes For          Votes
Withheld      Abstentions
John D. Collins          30,977,072,412
859,827,038           0
Rodman L. Drake      30,951,179,004
885,720,446           0
Douglas A. Hacker    30,989,793,279
847,106,171          0
Janet Langford Kelly  30,999,020,814
837,878,636          0
William E. Mayer         16,291,139,483
15,545,759,967          0
Charles R. Nelson     30,997,700,700
839,198,750          0
John J. Neuhauser    30,988,095,661
848,803,789         0
Jonathon Piel             30,968,801,048
868,098,402         0
Patrick J. Simpson     30,999,065,030
837,834,420         0
Anne-Lee Verville      30,996,227,913
840,671,537         0


Item 77D/77Q1(b) - Policies with Respect to
Securities Investments:

On April 30, 2010, a Form Type 497,
accession number 0001193125-10-102135,
which included supplements dated May 1,
2010 to the registration statement
of Columbia Funds Series Trust I, was filed with the SEC. These are hereby incorporated by reference as part of the response to Items 77D and
77Q1(b) of Form N-SAR. The supplements
disclosed, among other things,
certain changes that were made to the
entities serving as investment
adviser, administrator, distributor, and transfer agent of the Funds upon the closing of the sale of a portion of the asset management business, including the business of managing the Funds, from Bank of America, N.A.
to Ameriprise Financial, Inc. on April 30,
2010.

Columbia Balanced Fund

On March 15, 2010, a Form Type 497,
accession number 0001193125-10-056873,
 to the registration statement of Columbia
Funds Series Trust I, was filed with the SEC.
This is hereby incorporated by reference as part of the response to Items
77D and 77Q1(b) of Form N-SAR. The
supplement disclosed, among other
things, certain changes to the principal investment strategies and principal risks of the Fund.

Item 77E - Legal Proceedings:

Legal Proceedings

In June 2004, an action captioned John E.
Gallus et al. v.
American Express Financial Corp. and
American Express
Financial Advisors Inc. was filed in the United States District
Court for the District of Arizona. The
plaintiffs allege that
they are investors in several American
Express Company
(now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States
District Court for the
District of Minnesota (the District Court). In response to defendants motion to dismiss the complaint, the District
Court dismissed one of plaintiffs four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit
Court of Appeals (the
Eighth Circuit) on August 8, 2007. On April
8, 2009, the Eighth
Circuit reversed summary judgment and
remanded to the
District Court for further proceedings. On
August 6, 2009,
defendants filed a writ of certiorari with the U.S. Supreme
Court (the Supreme Court), asking the
Supreme Court to stay
the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones
v. Harris
Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme
Court issued its ruling in Jones v. Harris
Associates, and on
April 5, 2010, the Supreme Court vacated the Eighth Circuits decision in the Gallus case and remanded the case to the
Eighth Circuit for further consideration in light of the
Supreme Courts decision in Jones v. Harris
Associates. On
June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the
Supreme Courts decision in Jones v. Harris
Associates.

In December 2005, without admitting or
denying the
allegations, American Express Financial
Corporation (AEFC,
which is now known as Ameriprise
Financial, Inc. (Ameriprise
Financial)), entered into settlement
agreements with the
Securities and Exchange Commission (SEC) and Minnesota
Department of Commerce (MDOC) related
to market timing
activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment
Advisers Act of 1940, the
Investment Company Act of 1940, and
various Minnesota
laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/ admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds Boards of Directors/Trustees.

 Ameriprise Financial and certain of its
affiliates have
historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither
Ameriprise
Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds.
Ameriprise Financial is
required to make 10-Q, 10-K and, as
necessary, 8-K filings
with the Securities and Exchange
Commission on legal and
regulatory matters that relate to Ameriprise
Financial and its
affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these
matters, or the adverse
publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise
Financial.



Item 77Q1(e) - New or amended Registrant investment advisory contracts:

The Investment Management Services
Agreement dated as of May 1, 2010 by
and between Columbia Management
Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) and
Columbia Funds Series Trust I, on
behalf the Funds, is incorporated by
reference to Post-Effective Amendment
No. 105 to the Registration Statement of
Columbia Funds SeriesTrust I on
Form N-1A filed on May 28, 2010
(Accession No. 0000950130-10-001116).